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                                                                    EXHIBIT 99.1

                       Nationwide Financial Services, Inc.


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, W. G. Jurgensen, Chief Executive Officer of Nationwide Financial Services, Inc. (the "Company"), hereby certify, to the best of my knowledge, that (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ W. G. Jurgensen
                                      ------------------------
                                      W. G. Jurgensen
                                      Chief Executive Officer

Date:  August 14, 2002